EARNINGS PER SHARE (EPS) (Tables)	12 Months Ended
Dec. 31, 2018
Weighted average number of shares outstanding:
Schedule of Earnings per Share
	Year ended December 31,
	2018	2017	2016
Numerator for EPS:
Net income (loss)	$(4,408)	$2,396	$62
Denominator for EPS:
Weighted average shares outstanding – basic	8,864,885	8,848,028	8,828,444
Dilutive shares	-	61,044	2,320
Weighted average shares outstanding – diluted	8,864,885	8,909,072	8,830,764
EPS:
Basic and diluted	$(0.5)	$0.27	$0.01